UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 24, 2024

Aquestive Therapeutics, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-38599	82-3827296
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 Technology Drive
Warren, NJ 07059
(908) 941-1900
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable
(Former name or former address, if changed since last report)

________________________________________________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AQST	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On October 24, 2024, Aquestive Therapeutics, Inc. (the “Company”) issued a press release announcing positive topline results from its oral allergy syndrome (OAS) challenge study for Anaphylm™ (epinephrine) Sublingual Film and posted on the Events and Presentations page within the Investor page on the Company’s website located at www.aquestive.com information, in the form of an investor presentation, to be given at meetings with institutional investors, analysts and others. This information may be amended or updated at any time and from time to time through another Current Report on Form 8-K, a later company filing or other means. Anaphylm has the potential to be the first and only non-invasive, orally delivered epinephrine for the treatment of severe life-threatening allergic reactions, including anaphylaxis, if approved by the United States Food and Drug Administration (FDA). A copy of the Company’s press release and investor presentation are attached as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report and incorporated in this Item 7.01 by reference.

The information in this Item 7.01 (including Exhibit 99.1 and 99.2) shall not be deemed to be “filed” for purposes of, or otherwise subject to the liabilities of, Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 8.01	Other Events.

On October 24, 2024, the Company released positive topline results from its OAS challenge study for Anaphylm™ (epinephrine) Sublingual Film. Anaphylm has the potential to be the first and only non-invasive, orally delivered epinephrine for the treatment of severe life-threatening allergic reactions, including anaphylaxis, if approved by the FDA.

Item 9.01	Financial Statements and Exhibits

(d)Exhibits.

Exhibit Number	Description
99.1	Press Release, dated October 24, 2024.
99.2	Anaphylm™ (epinephrine) Sublingual Film Oral Allergy Syndrome Challenge Study Supplemental Materials, dated October 24, 2024

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 24, 2024	Aquestive Therapeutics, Inc.

	By:	/s/ A. Ernest Toth, Jr
Name: A. Ernest Toth, Jr.
Title: Chief Financial Officer